June 5, 1997

                         THE TECHNOLOGY VALUE FUND
               Supplement to Prospectus Dated April 21, 1997


The Technology Value Fund (the "Fund") and Interactive Research Advisers, Inc. (the "Investment Adviser") may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased and sold. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.